 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

On February 2, 2004, United Bancshares, Inc. issued an earnings release announcing its financial results for year ended December 31, 2003.  A copy of the Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Income are attached as Exhibit 99.2

Item 9.  Regulation FD Disclosure

On February 2, 2004, United Bancshares, Inc. issued an earnings release announcing its financial results for year ended December 31, 2003.  A copy of the earnings release is attached as Exhibit 99.1 and is furnished under this Item 9.

Item 12. Results of Operations and Financial Condition

On February 2, 2004, United Bancshares, Inc. issued an earnings release announcing its financial results for year ended December 31, 2003.  A copy of the earnings release is attached as Exhibit 99.1 and is furnished under this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: February 2, 2004	By: /s/ Brian D. Young
Brian D. Young CFO

Exhibit 99.1

On February 2, 2004, United Bancshares, Inc. issued the following press release:

United Bancshares, Inc. (Nasdaq: UBOH – news), a bank holding company headquartered in Columbus Grove, Ohio with consolidated assets of $498 million, today announced 2003 operating results.

For the year ended December 31, 2003, United Bancshares, Inc. reported net income of $3,691,000 or $1.01 basic earnings per share. This compares to 2002 net income of $3,190,000, or $0.88 basic earnings per share, excluding $3,807,000, $1.06 per share, resulting from a change in accounting principle and $631,000, ($0.17) per share, resulting from the recapture of a tax bad debt reserve for federal income tax purposes.  Compared with the same period in 2002, excluding the impact of the change in accounting principle and recapture of a tax bad debt reserve, 2003 net income increased $501,000 or 16%.  Such increase was the result of increases in net interest income and non-interest income of $1,462,000 and $969,000, respectively and decreases in the provision for income taxes and the provision for loan losses of $10,000 and $272,000, respectively. These increases were offset by an increase of $2,211,000 in non-interest expenses.

The increases in net interest income and non-interest expenses are largely due to a growing earning asset base and expanded operations as a result of the Company’s purchase of branches located in Pemberville, Gibsonburg and the Otterbein-Portage Valley Retirement Village from RFC Banking Company on March 28, 2003.  The increase in non-interest expenses also resulted from additional one-time conversion costs relating to the branch acquisitions and the merger of the Company’s three bank charters into one.

Excluding the change in accounting principle and recapture of a tax bad debt reserve, return on average assets was 0.77% for 2003, compared to 0.78% for 2002 and return on average equity was 8.79% for 2003 compared to 8.00% for the same period of 2002.

United Bancshares, Inc. is a locally owned and operated holding company of The Union Bank Company which serves Allen, Putnam, Sandusky, Van Wert and Wood Counties, with office locations in Bowling Green, Columbus Grove, Delphos, Gibsonburg, Kalida, Leipsic, Lima, Ottawa, and Pemberville.

This release may contain certain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance.  However, such performance involves risk and uncertainties that may cause actual results to differ materially.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the strength of the local economies in which operations are conducted, the effects of and changes in policies and laws of regulatory agencies, inflation, and interest rates.  For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2002 Form 10-K.

Exhibit 99.2

United Bancshares’, Inc. 2003 unaudited financial information:

UNITED BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2003 and 2002

ASSETS

2003

2002

CASH AND CASH EQUIVALENTS

Cash and due from banks

$

10,532,844

$

9,652,357

Interest-bearing deposits in other banks

31,277

1,167,863

Federal funds sold

531,000

5,914,000

Total cash and cash equivalents

11,095,121

16,734,220

SECURITIES, available-for-sale

170,453,408

151,079,804

FEDERAL HOME LOAN BANK STOCK, at cost

4,054,700

3,896,700

LOANS HELD FOR SALE

2,760,312

2,083,887

LOANS

289,460,412

241,471,498

Less allowance for loan losses

2,767,521

2,784,509

Net loans

286,692,891

238,686,989

PREMISES AND EQUIPMENT, net

7,222,176

6,314,033

GOODWILL

7,282,013

-

ACCRUED INTEREST RECEIVABLE

2,337,944

2,009,621

OTHER ASSETS

6,496,563

4,192,169

TOTAL ASSETS

$

498,395,128

$

424,997,423

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES

Deposits:

Non-interest bearing

$

32,144,406

$

22,524,352

Interest-bearing

356,155,722

301,132,604

Total deposits

388,300,128

323,656,956

Federal Home Loan Bank borrowings

54,446,143

55,956,475

Trust Preferred Securities

10,000,000

-

Other liabilities

2,938,444

4,426,016

Total liabilities

455,684,715

384,039,447

STOCKHOLDERS’ EQUITY

Common stock, stated value $1.  Authorized

4,750,000 shares; issued 3,740,468 shares

in 2003 and 3,718,277 shares in 2002

3,740,468

3,718,277

Surplus

14,459,594

14,373,897

Retained earnings

24,697,440

22,612,142

Accumulated other comprehensive income

1,055,610

1,496,359

Treasury stock, 88,064 shares, at cost

(1,242,699)

(1,242,699)

Total stockholders’ equity

42,710,413

40,957,976

TOTAL LIABILITIES AND

STOCKHOLDERS’ EQUITY

$

498,395,128

$

424,997,423

UNITED BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

Years Ended December 31, 2003, 2002 and 2001

2003

2002

2001

INTEREST INCOME

Loans, including fees

$

18,416,881

$

17,513,362

$

21,465,191

Securities:

Taxable

4,470,411

5,827,316

3,189,391

Tax-exempt

1,794,905

1,159,933

1,048,988

Other

98,932

178,102

530,613

Total interest income

24,781,129

24,678,713

26,234,183

INTEREST EXPENSE

Deposits

7,478,619

9,052,380

12,336,091

Borrowings

2,856,069

2,642,213

2,494,398

Total interest expense

10,334,688

11,694,593

14,830,489

Net interest income

14,446,441

12,984,120

11,403,694

PROVISION FOR LOAN LOSSES

450,000

722,000

449,103

Net interest income after provision

for loan losses

13,996,441

12,262,120

10,954,591

NON-INTEREST INCOME

Service charges on deposit accounts

863,614

712,180

678,471

Gain on sale of loans

2,336,756

1,947,726

1,406,963

Securities gains (losses)

239,708

107,225

(55,341)

Amortization of deferred credit – purchase

accounting

-

-

346,098

Other operating income

627,094

331,450

450,517

Total non-interest income

4,067,172

3,098,581

2,826,708

NON-INTEREST EXPENSES

13,292,174

11,080,737

9,496,467

Income before income taxes and

change in accounting principle

4,771,439

4,279,964

4,284,832

PROVISION FOR INCOME TAXES

Current

1,080,000

1,153,061

674,017

Deferred, including $631,000 provision in 2002

relating to the recapture of tax on bad debt expense

-

567,939

356,983

Total provision for income taxes

1,080,000

1,721,000

1,031,000

Income before change in

accounting principle

3,691,439

2,558,964

3,253,832

CHANGE IN ACCOUNTING PRINCIPLE

-

3,807,073

-

NET INCOME

$

3,691,439

$

6,366,037

$

3,253,832

NET INCOME PER SHARE

Basic:

Income before change in accounting principle

$

1.01

$

.71

$

.96

Change in accounting principle

-

1.06

-

Total

$

1.01

$

1.77

$

.96

Diluted:

Income before change in accounting principle

$

1.00

$

.70

$

.96

Change in accounting principle

-

1.04

-

Total

$

1.00

$

1.74

$

.96